UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
October 10, 2018

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas	10036
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 10, 2018, the Board of Directors (the “Board”) of Annaly Capital Management, Inc., a Maryland corporation (“Annaly” or the “Company”), adopted certain amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”), effective as of the same date.  The following is a summary of the amendments to the Bylaws, which is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 hereto.  In addition to the amendments described below, the Bylaws were also amended to include certain changes to clarify language, enhance consistency with Maryland law and make various technical revisions and non-substantive changes.

•
Updated Article II, Section 5 to clarify that the chairman of a meeting of stockholders has the right to determine when announcement of the results of the matters considered and voted upon at such meeting should be made.

•
Amended Article II, Section 7 to provide that directors shall be elected by a plurality of votes cast only when (i) the secretary of the Company receives notice that a stockholder has nominated an individual for election as a director in compliance with the advance notice requirements set forth in the Bylaws, and (ii) such nomination has not been withdrawn before the close of business on the tenth day before the filing of the Company’s definitive proxy statement with the Securities and Exchange Commission, and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting.

•	Amended Article V, Section 1 to provide that the chief executive officer, in addition to the Board, has the right to appoint a chief operating officer and a chief financial officer.

•	Amended Article V, Section 2 to provide that the chief executive officer, in addition to the Board, has the right, with or without cause, to remove any officer.

•	Amended Article V, Section 12 to remove the outdated requirement that the assistant treasurer give the Company a bond in connection with the performance of his or her duties.

•	Amended Article V, Section 13 to clarify that the compensation, if any, paid by the Company to the officers shall be fixed by or under the authority of the Board.

•	Amended Article VII, Section 2 to remove the outdated requirement that all transfers of Company stock shall be made by the holder of such shares, in person or by his or her attorney.

•	Amended the title of Article VII, Section 4 to remove an obsolete reference to the closing of transfer books.

•
Amended Article VII, Section 6 to clarify the procedures for issuing fractional shares of Company stock and remove obsolete language regarding the transfer of such securities on the books of the Company.

•
Amended Article XIV to remove the requirement that amendments to the Bylaws, if approved exclusively by the Board, must also be approved by a majority of the Independent Directors (as such term is defined in the Bylaws).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Annaly Capital Management, Inc. adopted October 10, 2018

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

Date: October 10, 2018

EXHIBIT INDEX

3.1	Amended and Restated Bylaws of Annaly Capital Management, Inc. adopted October 10, 2018